QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of DRS Technologies, Inc. for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark S. Newman, Chief Executive Officer of DRS Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DRS Technologies, Inc.

Dated: August 12, 2003	By:	/s/ MARK S. NEWMAN Mark S. Newman Chief Executive Officer

QuickLinks

  Exhibit 32.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002